UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 11, 2018

YAKUN INTERNATIONAL INVESTMENT AND HOLDING GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-55933	33-1176182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Broadway, Suite 1515

New York, New York 10036

(Address of principal executive offices) (Zip Code)

+1-212 324 1876

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

QHY Environmental Science & Technologies Oceania Limited, a controlled subsidiary of Yakun International Investment and Holding Group (the “Registrant”), has entered into a Memorandum of Understanding on Wastewater Treatment Cooperation (the “MOU”) with Open Country Dairy Limited (the “Open Country”), a representative company of the New Zealand Dairy industry and the second largest global exporter of premium Whole Milk Powders.

Pursuant to the MOU, QHY will install and run a pilot wastewater treatment plant (“WWTP”) with capacity of treating 500 m3 per day of influent in one of Open Country’s locations for one month. The WWTP is expected to be operational by the end of September 2018, and the trial run period will end no later than October 30, 2018. Success of the pilot plant shall form a base for QHY Oceania and Open Country to enter into a purchase agreement for a larger capacity processing plant.

Item 7.01 Regulation FD Disclosure

On July 13, 2018, the Company issued a press release announcing that its subsidiary, QHY Environmental Science & Technologies Oceania Limited entered into a Memorandum of Understanding on Wastewater Treatment Cooperation with Open Country Dairy Limited, a representative company of the New Zealand Dairy industry and the second largest global exporter of premium Whole Milk Powders. A copy of the press release is filed as Exhibit 99.1 to this report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such Section, nor shall it be deemed incorporated by reference in any filing by us under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description
10.1	Memorandum of Understanding dated July 11, 2018, between QHY Environmental Science & Technologies Oceania Limited and Open Country Dairy Limited
99.1	Press release issued by Yakun International Investment and Holding Group on July 13, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yakun International Investment and Holding Group

July 16, 2018	By:	/s/ Mao Xu
Mao Xu
President, Chief Executive Officer
(principal executive and financial officer)

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